POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   GEORGE D. DALTON
                                   ---------------------------
                                   George D. Dalton





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   LESLIE M. MUMA
                                   ---------------------------
                                   Leslie M. Muma





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   BRUCE K. ANDERSON
                                   ---------------------------
                                   Bruce K. Anderson





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   KENNETH R. JENSEN
                                   ---------------------------
                                   Kenneth R. Jensen





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   GERALD J. LEVY
                                   ---------------------------
                                   Gerald J. Levy





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 7 day of April, 1995.





                                  ROLAND D. SULLIVAN
                                   ---------------------------
                                  Roland D. Sullivan





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   WILLIAM L. SEIDMAN
                                   ---------------------------
                                   William L. Seidman





                          POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Kenneth R. Jensen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 covering Common Stock of FIserv, Inc., any or all amendments or post-effective amendments to such Registration Statement, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11 day of April, 1995.





                                   THEKLA R. SHACKELFORD
                                   ---------------------------
                                   Thekla R. Shackelford